                                                                   EXHIBIT 10.62


                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  AMENDMENT, dated as of November 5, 1999 (this "Amendment"), to the Credit Agreement referenced below, among CELADON GROUP, INC., a Delaware corporation ("Group") and CELADON TRUCKING SERVICES, INC., a New Jersey corporation ("Trucking", together with Group, each a "Borrower," collectively, the "Borrowers") the lenders from time to time parties to the Credit Agreement referenced below (the "Lenders"), and ING (U.S.) CAPITAL, LLC, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                                    RECITALS

                  Reference is made to the Credit Agreement, dated as of August 11, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among the Borrowers, the Lenders and the Administrative Agent.

                  Prior to the Amendment Effective Date (as defined in this Amendment), ING (U.S.) Capital LLC and KeyBank National Association are the sole Lenders under the Credit Agreement (in such capacity, the "Assignors"). The Borrowers, the Assignors and the Administrative Agent desire to amend the Credit Agreement to provide for the assignment of certain interests in the rights of the Assignors under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) to banks and other financial institutions listed as "Assignees" on Schedule A to this Amendment (the "Assignees") and to amend certain other provisions of the Credit Agreement, as set forth in this Amendment and on the terms and subject to the conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Assignors, the Assignees and the Administrative Agent hereby agree as follows:


Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

Assignment.

Each Assignor hereby irrevocably sells and assigns to the Assignees, without recourse to such Assignor, and each Assignee hereby irrevocably purchases and assumes from the Assignors without recourse to the Assignors, an interest in and to the Assignors' rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof such that, after giving effect to such sale and assignment, the percentage interest owned by each of the Assignors and Assignees of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents, the Commitment of each Assignor and Assignee and the amount of the percentage of Loans owing to each Assignor and Assignee, will be as set forth on Schedule A (individually, an "Assigned Facility"; collectively, the "Assigned Facilities").

Each Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such an interest is free and clear of any adverse claim (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of, the Borrowers or any Subsidiary or any other obligor or the performance or observance by, the Borrowers or any Subsidiary or any obligor of any of their respective obligations under the Credit Agreement or any other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (iv) will deliver the Notes held by such assignor to the Administrative Agent and requests that the Administrative Agent exchange such Notes for new Notes payable in amounts equal to the Commitment assumed by each such Assignee pursuant hereto, and to each Assignor in amounts equal to the Commitment retained by such Assignor pursuant hereto, in each case as specified on Schedule A.

Each Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 8.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to assume the assignment provided hereby; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the assignors or any other assignee or other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and
(iv) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 5.11(b) of the Credit Agreement.

Upon the Amendment Effective Date, (i) each Assignee shall be a party to the Credit Agreement and, to the extent provided in this Amendment, have the rights and obligations of a Lender thereunder and (ii) each Assignor shall, to the extent provided in this Amendment, relinquish its rights and be released from its obligations under the Credit Agreement.

From and after the Amendment Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes, in respect of the Assigned Facilities assigned hereby (including all payments of principal, interest and commitment fees with respect thereto) to the Assignees as their interests may appear whether such amounts have accrued prior to the Amendment Effective Date or accrue subsequent to the Amendment Effective Date. The Assignors and Assignees shall make appropriate adjustments in payments by the Administrative Agent for periods prior to the Amendment Effective Date or with respect to the making of this assignment directly between themselves.

Amendments to Credit Agreement.

Schedule 1.1 to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof a new Schedule 1.1 attached to this Amendment. Schedule 6.19 to the Credit Agreement is hereby amended by adding the following words at the end of the existing schedule 6.19:

                               "COMMERCIAL PACKAGE
                    Insurer:        Crumb and Forester
                    Policy No.:     503-17-62678
                    Policy Period:  June 1999 - June 2000
                    Broker:         Emar Group, Inc.
                    Premium:        $54,000
                    Coverage:       Buildings, building   contents, business
                                        interruption, nuclear disaster,
                                        computer related losses, etc."

The first paragraph of the Recitals to the Credit Agreement is hereby amended by deleting the number "$30,000,000" from subclause (b) thereof, and by substituting the number "$35,000,000" in lieu thereof.

The definition of Borrowing Base in Section 1 of the Credit Agreement is hereby amended by adding the words "; provided, that in no event shall the collateral value of Eligible Canadian Accounts included in the Borrowing Base at any time exceed $6,000,000," after the words "Eligible Canadian Accounts" in subclause
(c) of such definition.

Section 9.2 of the Credit Agreement is hereby amended by:

                  (i) deleting the word "and" at the end of clause (f) thereof;

                  (ii) deleting the period following the number "$2,500,000" in clause (g) thereof and adding the word "; and" in lieu thereof;

                  (iii) adding the following new clause (h) immediately
                        following clause (g) thereof:

                        "(h) overdraft protection facilities for Gerth in an aggregate amount not to exceed $400,000."

Revolving Credit Commitments: Upon the Amendment Effective Date, the aggregate Revolving Credit Commitments shall increase to $35,000,000.

Effectiveness. This Amendment shall become effective (the date of such effectiveness, the "Amendment Effective Date") upon:

                  (i) receipt by the Administrative Agent of evidence satisfactory to the Administrative Agent that this Amendment has been executed and delivered by each of the Borrowers, the Assignors, the Assignees and the Administrative Agent;

                  (ii) the receipt by the Administrative Agent, for the ratable account of the Assignors, of an amount equal to the aggregate principal amount of the outstanding Loans being assigned to such Assignee hereunder as of the Amendment Effective Date; and

                  (iii) the recordation by the Administrative Agent of the assignments provided for hereunder in the Register pursuant to Section 12.6(d) of the Credit Agreement. Additional Covenant. The Borrowers hereby agree to deliver to the Administrative Agent immediately upon the Amendment Effective Date all such new Notes as may be necessary to evidence the assignment of the interests in the Credit Agreement and the other Loan Documents provided for hereunder, duly executed on behalf of the Borrowers.

No Other Amendments. Except as expressly amended hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                             First Amendment to Credit Agreement


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                               CELADON GROUP, INC.


                                By: /s/ Stephen Russell
                                    -------------------------
                                    Name:  Stephen Russell
                                    Title: CEO


                               CELADON TRUCKING SERVICES, INC.


                                By: /s/ Stephen Russell
                                    --------------------------
                                    Name:  Stephen Russell
                                    Title: CEO


                               ING (U.S.) CAPITAL LLC, as Administrative Agent,
                                  Arranger and as an Assignor


                                By: /s/ Bill Redmond
                                    ---------------------------
                                    Name:   Bill Redmond
                                    Title:  Vice President


                               KEYBANK NATIONAL ASSOCIATION,
                                  as an Assignor


                                By: /s/ Joseph H. Rohs
                                    -----------------------------
                                    Name:  Joseph H. Rohs
                                    Title: Vice President

                                             First Amendment to Credit Agreement


                               NATIONAL BANK OF CANADA,
                                  as an Assignee


                                By: /s/ Thomas E. Roberts
                                    -------------------------------
                                    Name:  Thomas E. Roberts
                                    Title: Vice President


                                By: /s/ James J. Fricke
                                    -------------------------------
                                    Name:  James J. Fricke
                                    Title: Vice President


                               UNION PLANTERS BANK, N.A.,
                                  as an Assignee


                                By: /s/ David W. O'Neal
                                    ------------------------------
                                    Name:  David W. O'Neal
                                    Title: Vice President


                              THE NORTHERN TRUST COMPANY,
                                 as an Assignee


                                By: /s/Candelario Martinez
                                    -------------------------------
                                    Name:   Candelario Martinez
                                    Title:  Vice President


                              FIFTH THIRD BANK, INDIANA,
                                 as an Assignee


                                By: /s/Thomas C. Witt
                                    --------------------------------
                                    Name:   Thomas C. Witt
                                    Title:  Vice President

                                             First Amendment to Credit Agreement


ACKNOWLEDGED AND CONSENTED TO:

                               CELADON TRUCKING SERVICES OF INDIANA, INC.


                                By: /s/ Stephen Russell
                                    -----------------------------
                                    Name:   Stephen Russell
                                    Title:  CEO


                               CELADON TRANSPORTATION, LLP

                                By: /s/ Stephen Russell
                                    -------------------------------
                                    Name:   Stephen Russell
                                    Title:  CEO


                               CHEETAH BROKERAGE CO.

                                By: /s/ Stephen Russell
                                    -------------------------------
                                    Name:   Stephen Russell
                                    Title:  CEO


                               CHEETAH TRANSPORTATION CO.


                                By: /s/ Stephen Russell
                                    -------------------------------
                                    Name:   Stephen Russell
                                    Title:  CEO

                                             First Amendment to Credit Agreement


                               INTERNATIONAL FREIGHT HOLDING CORP.


                                By: /s/ Stephen Russell
                                    -------------------------------
                                    Name:  Stephen Russell
                                    Title: CEO


                               JML FREIGHT FORWARDING, INC.


                                By: /s/ Stephen Russell
                                    -------------------------------
                                    Name:  Stephen Russell
                                    Title: CEO


                               RIL GROUP, LTD.


                                By: /s/ Stephen Russell
                                    -------------------------------
                                    Name:  Stephen Russell
                                    Title: CEO


                               RIL, INC.


                                By: /s/ Stephen Russell
                                    -------------------------------
                                    Name:  Stephen Russell
                                    Title: CEO


                               CELADON LOGISTICS, INC.


                                By: /s/ Stephen Russell
                                    -------------------------------
                                    Name:  Stephen Russell
                                    Title: CEO

                                             First Amendment to Credit Agreement



                               RANDY EXPRESS, LTD.


                                By: /s/ Stephen Russell
                                    -------------------------------
                                    Name:  Stephen Russell
                                    Title: CEO


                               RIL ACQUISITION CORP.


                                By: /s/ Stephen Russell
                                    -------------------------------
                                    Name:  Stephen Russell
                                    Title: CEO


                               CELADON JACKY MAEDER CO.


                                By: /s/ Stephen Russell
                                    -------------------------------
                                    Name:  Stephen Russell
                                    Title: CEO


                               ZIPP EXPRESS, INC.

                                By: /s/ Stephen Russell
                                    -------------------------------
                                    Name:  Stephen Russell
                                    Title: CEO

                                             First Amendment to Credit Agreement


                                                  SCHEDULE A


                                                      PERCENTAGE
                                                    INTEREST OWNED
                                                     AFTER GIVING
                                                    EFFECT TO THIS    REVOLVING CREDIT
                                                       AMENDMENT         COMMITMENT       TERM LOAN COMMITMENT
ASSIGNORS:
ING (U.S.) Capital Corporation                          18.489%        $ 7,226,562.50        $ 4,606,770.83
KeyBank National Association                            30.729%         10,000,000.00          9,666,666.67

ASSIGNEES:
National Bank of Canada                                 15.625%        $ 5,468,750.00        $ 4,531,250.00
Union Planters Bank, N.A.                               15.625%          5,468,750.00          4,531.250.00
The Northern Trust Company                              11.719%          4,101,562.50          3,398,437.50
Fifth Third Bank, Indiana                                7.813%          2,734,375.00          2,265,625.00


                      TOTALS                               100%        $35,000,000.00        $29,000,000.00
                                                                                    0                     0
                                                                       ==============        ==============


                                             First Amendment to Credit Agreement


                                                                    SCHEDULE 1.1


                                 LENDERS, COMMITMENTS AND APPLICABLE LENDING OFFICES

                  -------------------------------------- -------------------- --------------------
                       Lender and Lending Offices             Term Loan        Revolving Credit
                                                             Commitment           Commitment
                  -------------------------------------- -------------------- --------------------
                  ING (U.S.) CAPITAL LLC                    $4,606,770.83        $7,226,562.50

                  Applicable Lending Offices:

                       Base Rate Loans and Eurodollar
                       Loans:

                       55 East 52nd Street
                       New York, New York 10055
                       Attention:  Lisa H. Cummings
                       Telephone:  212-409-1676
                       Facsimile:  212-486-6341
                  -------------------------------------- -------------------- --------------------
                  KEY BANK NATIONAL ASSOCIATION             $9,666,666.67       $10,000,000.00

                  Applicable Lending Offices:

                       Base Rate Loans and Eurodollar
                       Loans:

                       10 West Market Street
                       Suite 900
                       Indianapolis, Indiana 46204
                       Attention:  Kim Parks
                       Telephone:  317-464-8086
                       Facsimile:  317-464-8277
                  -------------------------------------- -------------------- --------------------
                  NATIONAL BANK OF CANADA                   $4,531,250.00        $5,468,750.00

                  Applicable Lending Offices:

                       Base Rate and Loans and
                       Eurodollar Loans

                       312 Walnut Street, Suite 1900
                       Cincinnati, OH  45202
                       Attention:  Lori Hart
                       Telephone:  513-621-1942
                       Facsimile:  513-621-0276
                  -------------------------------------- -------------------- --------------------

                                             First Amendment to Credit Agreement



                  -------------------------------------- -------------------- --------------------
                       Lender and Lending Offices             Term Loan        Revolving Credit
                                                             Commitment           Commitment
                  -------------------------------------- -------------------- --------------------
                  UNION PLANTERS BANK, N.A.                  $4,531,250.00        $5,468,750.00

                  Applicable Lending Offices:

                       Base Rate and Loans and
                       Eurodollar
                       Loans:

                       One Indiana Square, Suite 227
                       Indianapolis, IN  46204
                       Attention:  Vicki Payne
                       Telephone:  317-221-6077
                       Facsimile:   317-221-6120
                  -------------------------------------- -------------------- --------------------
                  THE NORTHERN TRUST COMPANY                $3,398,437.50        $4,101,562.50

                  Applicable Lending Offices:

                       Base Rate and Loans and
                       Eurodollar
                       Loans:

                       50 South LaSalle Street
                       Chicago, IL  60675
                       Attention:  Brent Wilk
                       Telephone:  312-557-1725
                       Facsimile:  312-630-1566
                  -------------------------------------- -------------------- --------------------
                  FIFTH THIRD BANK, INDIANA                 $2,265,625.00        $2,734,375.00

                  Applicable Lending Offices:

                       Base Rate Loans and Eurodollar
                       Loans:

                       251 N. Illinois Street, Suite
                       1000
                       Indianapolis, IN  46204
                       Attention:  Jennifer Matthews
                       Telephone:  317-383-2304
                       Facsimile:  317-383-2427
                  -------------------------------------- -------------------- --------------------
                  TOTAL:                                   $29,000,000.00       $35,000,000.00
                                                           ==============       ==============
                  -------------------------------------- -------------------- --------------------





